Investments in Associates	12 Months Ended
Dec. 31, 2022
Investments in Associates
Investments in Associates

8. Investments in Associates

In May 2019, the Company acquired a non-controlling interest in Wings Therapeutics Inc. (“Wings”) as part of the strategic spin out of its Dystrophic Epidermolysis Bullosa (DEB) activities. In January 2021, Wings merged into Phoenicis Therapeutics Inc. (“Phoenicis”). Consequently, Wings ceased to exist and the related investment was derecognized. ProQR does not have significant influence in Phoenicis Therapeutics Inc. The Company’s interest in Phoenicis is recognized as a financial asset, as disclosed in note 9.

In May 2021, the Company obtained an 8% share in the common stock of Yarrow Biotechnology, Inc. (“Yarrow”). ProQR’s share in Yarrow was diluted to 4.9% in the fourth quarter of 2021, due to Yarrow’s execution of a second seed financing round and subsequently changed to 5.1% following an additional share issuance to ProQR in 2022. Although ProQR only owns 5.1% of Yarrow’s shares, the Company has significant influence over Yarrow by virtue of its right to appoint one of Yarrow’s three board members, as well as its participation in Yarrow’s policy-making process, amongst other factors. As such, our interest in Yarrow amounting to € nil at December 31, 2022 is recognized as an investment in associate.

The results related to associates amounting to € 8,000 for 2022 (2021: € 217,000) consist of ProQR's share in the loss of Yarrow.

Investment
in associate
(€ in thousands)

Balance at January 1, 2021	107

Derecognition of investment in associate (Wings Therapeutics Inc.)	(107)
Recognition of investment in associate (Yarrow Biotechnology, Inc.)	225
Share of loss from continuing operations	(217)

Balance at December 31, 2021	8

Share of loss from continuing operations	(8)

Balance at December 31, 2022	—